NOTE 5 - PREPAID EXPENSES AND OTHER ASSETS	12 Months Ended
Dec. 31, 2015
Disclosure Text Block Supplement [Abstract]
Other Current Assets [Text Block]
NOTE 5 -      PREPAID EXPENSES AND OTHER ASSETS

The Company's prepaid expenses and other assets at December 31, consisted of the following:

	December 31,
Category	2015	2014

Prepaid Insurance	$69,456	$44,101
Subscriptions	54,756	24,050
Vendor Prepayments	34,389	103,044
Deferred Valuation Expense Related To Endorser Agreements	353,802	-
Deferred Charges	31,546	98,953

Total Prepaid Expenses and Other Assets	$543,949	$270,148

Prepaid insurance pertains to various business insurance policies, the fees of which have been financed by a third-party service provider and are being paid over an eleven-month period.  This prepayment is amortized ratably over the twelve-month insurance coverage period.  The increase is due principally to the increase in premiums between years.

Subscriptions principally pertain to prepaid software support and web-hosting services provided by third-party service providers.  These prepayments are amortized into expense over the life of the specific service period.  The increase between fiscal years 2015 and 2014 is due to a combination of increased activity in fiscal year 2015, and timing of prepayments made during the respective time periods.

Vendor prepayments at December 31, 2014 primarily involved two vendors: (1) down-payments made to the Company’s contract manufacturer for new orders of the VidTac product, which were then applied on a unitized basis as credits on the vendor’s invoices when the finished product goes into finished goods inventory; and (2) a software engineering firm that provided ongoing services to the Company.  At December 31, 2015, there remained $8,663 in down-payments made to the contract manufacturer.  All of the prepayments involving the software engineering firm were charged to operating expenses in fiscal year 2015.

In November and December 2015, the Company entered into Endorsement Agreements whereby certain persons agreed to assist the Company with its brand recognition and sales efforts for COPsync products in pre-designated geographical areas (See Note 17). The value of the endorsement agreements was determined by using the stock price on the date of the respective agreements. This amount is being amortized to non-cash consulting expense over six months at the monthly rate of $100,048, beginning with December 2015.

Deferred charges pertain to off-the-shelf computer aided dispatch systems (“CAD”) purchased from two outside software services companies and delivered to 12 contracted customers as part of their respective, executed service agreement (or contract).  The contracts involved license fees for the CAD service over a four-year period commencing with the acceptance of the service, as well as one-time implementation fees specific to each agency.  The contracts were executed in early 2013 and the customers made prepayments totaling $406,216, which is reported in current deferred revenues.  In fourth quarter of 2015, it was deemed that all performance matters involving the contracts had been met for all but one of the contracted customers, and revenue recognition could be taken on the completed contracts.  As a result, all of the deferred charges except for $31,546 were matched against the recognized revenue and charged to cost of revenues for software license/subscriptions.